                                 Exhibit # 10.13

                      Sample Option Agreement - consultants

                          Competitive Companies, Inc.

                                 1999 STOCK PLAN

                             STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan (attached as Exhibit
"B") shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

                  James Healey
                  2435 Coates Street
                  Dubuque, IA  52003

You have been granted an option to purchase Class A Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement as follows:

         Grant Number                       99-N00001

         Date of Grant                      10/1/99

         Vesting Commencement Date          See Vesting Schedule below

         Exercise Price per Share           See Vesting Schedule below

         Total Number of Shares Granted     50,000

         Type of Option                     Nonstatutory Stock Option

         Term/Expiration Date               See Vesting Schedule below

        A. Vesting Schedule. This Option may be exercised in accordance with the following terms which are based on the Optionee's following performance as an
Agent for the Company:

           UPON COMPANY'S MONTHLY                       NUMBER OF
         BILLING TO AGENT'S CUSTOMERS     EXERCISE     SHARES WHICH        EXPIRATION
OPTION    FIRST REACHING THIS LEVEL        PRICE       CAN BE PURCHASED       DATE

    A        $100,000                     $1.00        10,000                  10/1/04

    B        $200,000                     $2.00        10,000                  10/1/05

    C        $300,000                     $3.00        10,000                  10/1/06

    D        $400,000                     $4.00        10,000                  10/1/07

    E        $500,000                     $5.00        10,000                  10/1/08

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        B. Termination Period. Those Options which reach the above defined
Levels and have not reached their respective Expiration Date, may be exercised for ninety (90) days after Optionee ceases to be an Agent (Service Provider) for the Company; or upon the death or Disability of the Optionee, for one hundred eighty (180) days after Optionee ceases to be an Agent (Service Provider) for the Company. In no event shall these Options be exercised later than the applicable Expiration Date as provided above.

II. AGREEMENT

        A. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement
(the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price(s) per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan (attached as Exhibit "B"), which is incorporated herein by reference. Subject to Section 7 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                If designated in the Notice of Grant as an Incentive Stock
Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an
Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        B. Exercise of Option.

           1. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice of Grant and the applicable provisions of the Plan and this Stock Agreement.

           2. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit "A" (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect to which Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the
Optionee and delivered to the Secretary of the Company. The Exercise Notice
shall be accompanied by payment of the aggregate Exercise Price as to all
Exercised Shares. This Option shall be deemed to be exercised upon the receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

              No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

           3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                (a) cash;

                (b) check;

                (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6)
months on the date of surrender, and (ii) have a Fair Market Value on the date

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of surrender equal to the aggregate Exercise Price of the Exercised Shares.

           4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.

           5. Term of Option. This Option may be exercised only within the term(s)
set out in the Notice of Grant, and may be exercised during such term(s) only in accordance with the Plan and the terms of this Option Agreement.

           6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS
NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.
THE OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OF
DISPOSING OF THE SHARES.

              (a) Exercising the Option.

                (1) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the
date of exercise over their aggregate Exercise Price. If the Optionee is an
Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the same time of exercise.

                (2) Incentive Stock Option. If this Option qualifies as an ISO, the
Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercise Shares on
the date of exercise over the aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service
Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option in the date three (3) months and one (1)
day following such change of status.

              (b) Disposition of Shares.

                (1) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                (2) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (a) the difference between the Fair
Market Value of the Shares acquired on the date of exercise and the aggregate
Exercise Price, or (b) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

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              (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee
sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the
Optionee's interest except by means of a writing signed by the Company and
Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

        8. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT
THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY
CONTINUING AS A SERVICE PROVIDER OR EMPLOYEE, AS THE CASE MAY BE, AT THE WILL OF
THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR
PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS
AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET
FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED
ENGAGEMENT AS A SERVIE PROVIDER OR EMPLOYEE FOR THE VESTING PERIOD, FOR ANY
PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE
COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER OR
EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option
Agreement and fully understands all provisions of the Plan and Option Agreement.
Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address and telephone numbers indicated below.

         OPTIONEE:                          COMPETITIVE COMPANIES, INC.

         Signature                          Signature

         ______________________________     Larry A. Halstead
         Print Name                         Corporate Secretary & Plan Administrator
                                            3751 Merced Drive, Suite A
         ______________________________     Riverside, CA  92503
         Address                            (909) 687-6100

         ______________________________
         City               State   Zip

         (_____)_______________________
         Telephone Number

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                                    EXHIBIT A

                                 EXERCISE NOTICE

TO:      COMPETITIVE COMPANIES, INC.
         Attn: Stock Plan Administrator
         3751 Merced Drive, Suite A
         Riverside, CA  92503

FROM:  ______________________________

       ______________________________

       ______________________________

As of ___________________ (Date) and in accordance with the terms of Stock Option
Grant Number

________ I hereby elect to exercise such Option to the extent delineated below:

1.       OPTION NUMBER:                                       __________

2.       NUMBER OF SHARES BEING EXERCISED:                    __________

3.       EXERCISE PRICE PER SHARE (PER OPTION NUMBER):       $__________

4.       AGGREGATE PRICE OF SHARES (#2 X #3, above)                     $__________

5.       PAYMENT METHOD:

                  _____ Cash Amount:                         $__________

                  _____ Check Amount:                        $__________

                  _____ Other per Plan (describe below):     $__________

                  _____ Surrender of Other Shares
                        (Fair Market Value):                 $__________
                           (Executed Certificate(s)
                            #____,____,____ attached)

                            TOTAL (must equal #4 total above):          $__________

Other Plan Payment Method:_____________________________________________________

_______________________________________________________________________________

Amount of Payment Enclosed: $__________________

Signed:____________________________ Date:_____________________

Enclosure(s)-

__________________________

__________________________